AMENDMENT N° 7

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

PREAMBLE

This Amendment N° 7 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System, as amended, (the “Contract”) is entered into on this 12th day of March, 2012 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the Parties have agreed to implement a [***] into the Satellite design to [***];

WHEREAS, the Parties have agreed to share equally the total cost to implement such [***]; and

WHEREAS, the Parties wish to clarify the description of a “[***]”, as that term is used in the SOW.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:	Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:	Customer’s portion of the cost to implement the [***] in the Satellite design, [***] U.S. Dollars (US$[***]), shall be deducted from the Adjustment leaving a remaining Adjustment balance of [***] U.S. Dollars (US$[***]).

Article 3:	Article 1 of the Contract is hereby revised to add the following new definition.

“[***]” means the [***] established by Customer and Contractor to [***].”

Article 4:	The Parties agree that the [***] to be developed and approved by the [***] of the Parties shall be the baseline for the NEXT System.

Article 5:	Customer agrees that Contractor shall not be responsible for the cost of future change(s) to the Satellite design if solely required for compliance with [***].

Article 6:	The Parties agree to amend Note 1 in Appendix C of the SOW to add the following qualifications to the description of a “[***]”, as that term is used in paragraph 4.7.8.1 of the SOW:

[***]

Article 7:	If the Launch date of the first Satellite Batch is delayed solely due to implementation of the [***], the Grace Period of the first Satellite Batch will be extended by [***] days.

Iridium / Thales Alenia Space Confidential & Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1

Article 8:	This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 9:	All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Nathalie Smirnov
S. Scott Smith	Nathalie Smirnov
Executive Vice President,	Senior Vice President,
Satellite Development & Operations	System & Payload – Telecom

Iridium / Thales Alenia Space Confidential & Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2